Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	Three months ended December 31,		Year ended December 31,
	2005	2004	2005	2004
	(dollars and units in millions, except per unit amounts)
Operating revenue	$2,084.5	$1,334.7	$6,476.9	$4,291.7
Operating expenses
Cost of natural gas	1,880.9	1,143.3	5,763.3	3,587.1
Operating and administrative	89.6	76.3	326.8	274.1
Power	21.6	18.8	74.8	72.8
Depreciation and amortization	34.3	31.3	138.2	120.5
Gain on sale of assets	(18.1)	—	(18.1)	—
	2,008.3	1,269.7	6,285.0	4,054.5
Operating income	76.2	65.0	191.9	237.2
Interest expense	(28.1)	(22.6)	(107.7)	(88.4)
Rate refunds	—	(1.6)	—	(13.6)
Other income	1.6	0.8	5.0	3.0
Net income	$49.7	$41.6	$89.2	$138.2
Net income allocable to common and i-units	$43.1	$35.6	$65.7	$115.7
Net income per common and i-unit (basic and diluted)	$0.68	$0.61	$1.06	$2.06
Weighted average units outstanding	63.6	59.0	62.1	56.1

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2005	2004
	(dollars in millions)
Cash provided by operating activities
Net income	$89.2	$138.2
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	138.2	120.5
Derivative fair value loss	58.4	3.2
Environmental liabilities	—	(2.0)
Gain on sale of asset	(18.1)	—
Other	(0.3)	0.4
Changes in operating assets and liabilities, net of cash acquired:
Receivables, trade and other	(38.0)	(25.4)
Due from General Partner and affiliates	(12.4)	(0.5)
Accrued receivables	(237.1)	(128.5)
Inventory	(57.5)	(60.8)
Current and long-term other assets	(2.2)	15.3
Due to General Partner and affiliates	2.6	8.1
Accounts payable and other	41.7	36.8
Accrued purchases	295.3	120.8
Interest payable	8.8	14.5
Property and other taxes payable	(1.5)	4.8
Net cash provided by operating activities	267.1	245.4
Cash used in investing activities
Additions to property, plant and equipment	(344.8)	(288.8)
Changes in construction payables	2.8	10.0
Asset acquisitions, net of cash acquired	(186.4)	(141.0)
Proceeds from sale of assets	105.4	—
Settlement of natural gas collars	(16.3)	—
Other	2.2	0.7
Net cash used in investing activities	(437.1)	(419.1)
Cash provided by financing activities
Proceeds from unit issuances, net	268.6	194.2
Distributions to partners	(210.6)	(191.0)
Repayments under credit facilities, net	(175.0)	(280.0)
Borrowings under commercial paper program, net	330.0	—
Borrowings under senior notes, net	—	495.4
Repayments to the General Partner and affiliates	—	—
Repayments on First Mortgage Notes	(31.0)	(31.0)
Other	(0.5)	—
Net cash provided by financing activities	181.5	187.6
Net increase in cash and cash equivalents	11.5	13.9
Cash and cash equivalents at beginning of year	78.3	64.4
Cash and cash equivalents at end of year	$89.8	$78.3

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2005	2004
	(dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$89.8	$78.3
Receivables, trade and other, net of allowance for doubtful accounts of $4.5 in 2005 and $4.0 in 2004	109.7	71.7
Due from General Partner and affiliates	20.1	7.7
Accrued receivables	615.3	378.2
Inventory	138.9	84.5
Other current assets	11.5	13.4
	985.3	633.8
Property, plant and equipment, net	3,080.0	2,778.0
Other assets, net	22.2	27.7
Goodwill	258.2	257.2
Intangibles, net	82.7	74.0
	$4,428.4	$3,770.7
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$12.5	$9.9
Accounts payable and other	247.9	136.4
Accrued purchases	646.7	351.4
Interest payable	11.4	12.3
Property and other taxes payable	21.8	23.3
Current maturities of long-term debt	31.0	31.0
	971.3	564.3
Long-term debt	1,682.9	1,559.4
Loans from General Partner and affiliates	151.8	142.1
Environmental liabilities	4.8	5.3
Other long-term liabilities	253.8	101.7
	3,064.6	2,372.8
Commitments and contingencies

Partners’ capital
Class A common units (Units issued—49,938,834 in 2005 and 44,296,134 in 2004)	1,142.4	1,021.6
Class B common units (Units issued—3,912,750 in 2005 and 2004)	67.2	66.7
i-units (Units issued—11,704,948 in 2005 and 10,902,409 in 2004)	421.7	399.4
General Partner	34.6	31.0
Accumulated other comprehensive loss	(302.1)	(120.8)
	1,363.8	1,397.9
	$4,428.4	$3,770.7

NET INCOME PER COMMON AND i-UNIT

Net income per common and i-unit is computed by dividing net income, after deducting the General Partner’s allocation, by the weighted average number of Class A and B common units and i-units outstanding. The General Partner’s allocation is equal to an amount based upon its 2% general partner interest, adjusted to reflect an amount equal to incentive distributions earned and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed on formation of the Partnership. As there are no dilutive securities outstanding, basic and diluted earnings per unit amounts are equal. Net income per common and i-unit was determined as follows:

	Three months ended December 31,		Year ended December 31,
	2005	2004	2005	2004
	(dollars and units in millions, except per unit amounts)
Net income	$49.7	$41.6	$89.2	$138.2
Allocations to the General Partner:
Net income allocated to General Partner	(1.0)	(0.9)	(1.8)	(2.8)
Incentive distributions earned	(5.6)	(5.1)	(21.6)	(19.6)
Historical cost depreciation adjustments	—	—	(0.1)	(0.1)
	(6.6)	(6.0)	(23.5)	(22.5)
Net income allocable to common units and i-units	$43.1	$35.6	$65.7	$115.7
Weighted average units outstanding	63.6	59.0	62.1	56.1
Net income per common and i-unit (basic and diluted)	$0.68	$0.61	$1.06	$2.06

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments:

•      Liquids;

•      Natural Gas; and

•      Marketing.

The following table presents certain financial information relating to our business segments:

	As of and for the three months ended December 31, 2005
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenues	$114.9	$1,765.0	$1,225.7	$—	$3,105.6
Less: Intersegment revenue	—	957.7	63.4	—	1,021.1
Operating revenues	114.9	807.3	1,162.3	—	2,084.5
Cost of natural gas	—	718.8	1,162.1	—	1,880.9
Operating and administrative	38.7	48.7	1.0	1.2	89.6
Power	21.6	—	—	—	21.6
Depreciation and amortization	18.1	16.1	0.1	—	34.3
Gain on sale of assets	—	(18.1)	—	—	(18.1)
Operating income	36.5	41.8	(0.9)	(1.2)	76.2
Interest expense	—	—	—	(28.1)	(28.1)
Rate refunds	—	—	—	—	—
Other income	—	—	—	1.6	1.6
Minority interest	—	—	—	—	—
Net income	$36.5	$41.8	$(0.9)	$(27.7)	$49.7
Capital expenditures (excluding acquisitions)	$25.0	$57.3	$0.2	$0.4	$82.9

(1)   Corporate consists of interest expense, interest income, minority interest and certain other costs such as franchise taxes, which are not allocated to the other business segments.

	As of and for the three months ended December 31, 2004
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenues	$107.8	$936.2	$765.9	$—	$1,809.9
Less: Intersegment revenue	—	460.8	14.4	—	475.2
Operating revenues	107.8	475.4	751.5	—	1,334.7
Cost of natural gas	—	392.0	751.3	—	1,143.3
Operating and administrative	35.7	39.3	1.0	0.3	76.3
Power	18.8	—	—	—	18.8
Depreciation and amortization	18.0	13.1	0.2	—	31.3
Gain on sale of assets	—	—	—	—	—
Operating income	35.3	31.0	(1.0)	(0.3)	65.0
Interest expense	—	—	—	(22.6)	(22.6)
Rate refunds	—	—	—	(1.6)	(1.6)
Other income	—	—	—	0.8	0.8
Minority interest	—	—	—	—	—
Net income	$35.3	$31.0	$(1.0)	$(23.7)	$41.6
Capital expenditures (excluding acquisitions)	$25.3	$82.9	$0.3	$5.7	$114.2

(1)   Corporate consists of interest expense, interest income, minority interest and certain other costs such as franchise taxes, which are not allocated to the other business segments.

	As of and for the year ended December 31, 2005
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenues	$418.0	$4,945.1	$3,884.2	$—	$9,247.3
Less: Intersegment revenue	—	2,593.0	177.4	—	2,770.4
Operating revenues	418.0	2,352.1	3,706.8	—	6,476.9
Cost of natural gas	—	2,018.7	3,744.6	—	5,763.3
Operating and administrative	144.2	175.0	4.1	3.5	326.8
Power	74.8	—	—	—	74.8
Depreciation and amortization	71.7	66.0	0.5	—	138.2
Gain on sale of assets	—	(18.1)	—	—	(18.1)
Operating income	127.3	110.5	(42.4)	(3.5)	191.9
Interest expense	—	—	—	(107.7)	(107.7)
Rate refunds	—	—	—	—	—
Other income	—	—	—	5.0	5.0
Minority interest	—	—	—	—	—
Net income	$127.3	$110.5	$(42.4)	$(106.2)	$89.2
Total assets	$1,664.0	$2,145.9	$512.3	$106.2	$4,428.4
Capital expenditures (excluding acquisitions)	$77.0	$263.8	$0.2	$3.8	$344.8

(1)   Corporate consists of interest expense, interest income, minority interest and certain other costs such as franchise taxes, which are not allocated to the other business segments.

	As of and for the year ended December 31, 2004
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenues	$409.3	$2,890.1	$2,686.9	$—	$5,986.3
Less: Intersegment revenue	—	1,570.2	124.4	—	1,694.6
Operating revenues	409.3	1,319.9	2,562.5	—	4,291.7
Cost of natural gas	—	1,031.8	2,555.3	—	3,587.1
Operating and administrative	128.9	138.3	3.4	3.5	274.1
Power	72.8	—	—	—	72.8
Depreciation and amortization	68.5	51.7	0.2	0.1	120.5
Gain on sale of assets	—	—	—	—	—
Operating income	139.1	98.1	3.6	(3.6)	237.2
Interest expense	—	—	—	(88.4)	(88.4)
Rate refunds	—	—	—	(13.6)	(13.6)
Other income	—	—	—	3.0	3.0
Minority interest	—	—	—	—	—
Net income	$139.1	$98.1	$3.6	$(102.6)	$138.2
Total assets	$1,639.8	$1,717.2	$313.7	$100.0	$3,770.7
Capital expenditures (excluding acquisitions)	$81.9	$197.4	$0.3	$9.2	$288.8

(1)   Corporate consists of interest expense, interest income, minority interest and certain other costs such as franchise taxes, which are not allocated to the other business segments.